Statements of Changes in Net Assets Available for Benefits - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 316,093,547	$ 232,603,393
Interest and dividends	34,274,466	43,840,301
Total investment income	350,368,013	276,443,694
Interest income on notes receivable from participants	1,309,440	1,154,684
Contributions:
Employer contributions	47,846,707	38,475,487
Participant contributions	51,457,194	45,084,614
Participant rollover contributions	5,443,049	5,958,343
Total contributions	104,746,950	89,518,444
Total additions	456,424,403	367,116,822
Deductions:
Benefits paid to participants	219,410,056	215,159,205
Administrative expenses	419,163	332,531
Total deductions	219,829,219	215,491,736
Net increase in net assets available for benefits	236,595,184	151,625,086
Net assets available for benefits at beginning of year	2,022,295,234	1,870,670,148
Net assets available for benefits at end of year	$ 2,258,890,418	$ 2,022,295,234